SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C.  20549


                                 FORM 8-K


                              CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported) October 29, 1999


                        COOKER RESTAURANT CORPORATION
          (Exact name of Registrant as specified in its Charter)


                                     Ohio
               (State or other jurisdiction of incorporation)


             1-13044                                62-1292102
     (Commission File Number)            (IRS Employer Identification No.)


                             5500 Village Boulevard
                           West Palm Beach, FL  33407
            (Address of principal executive office) (Zip Code)




   Registrant's telephone number, including area code:   (561) 615-6000



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    Item 4.  Changes in Registrant's Certifying Accountant.

    Engagement of Registrant's Principal Certifying Accountant.

    On October 29, 1999, Deloitte & Touche LLP was engaged by Cooker Restaurant Corporation as its principal accountant. The engagement of Deloitte & Touche LLP has been approved by the Corporation's audit committee. KPMG LLP tendered their resignation as principal accountants on October 18, 1999, as previously reported in the Corporation's Form 8-K filed on October 22, 1999.

    During the past two fiscal years and any subsequent interim period prior to engaging Deloitte & Touche LLP, Cooker Restaurant Corporation has not consulted Deloitte & Touche LLP regarding (i) either the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the financial statements of Cooker Restaurant Corporation, or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K.)

    Item 7.  Financial Statements and Exhibits.

             Exhibits

             99     Press Release dated October 29, 1999.


                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                COOKER RESTAURANT CORPORATION


Date: October 29, 1999           By: /s/ Henry R. Hillenmeyer
                                    Henry R. Hillenmeyer, Chairman
                                    of the Board and Chief
                                    Executive Officer



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